UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 3, 2009

GCI, Inc.
(Exact name of registrant as specified in its charter)

State of Alaska	000-05890	91-1820757
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2550 Denali Street, Suite 1000, Anchorage, Alaska	99503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (907) 868-5600

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01                 Entry into a Material Definitive Agreement

On November 3, 2009 (the “Closing Date”), GCI, Inc. (the “Company”), which is a wholly-owned subsidiary of General Communication, Inc. (“GCI”), completed the previously announced offering (the “Offering”) of $425 million in aggregate principal amount of its 8 5/8% Senior Notes due 2019 (the “2019 Notes”) at an issue price of 99.17% to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to persons outside the United States in accordance with Regulation S under the Securities Act.  The Company will use the net proceeds from this Offering to repay and retire all outstanding amounts under an existing senior secured credit facility and for general corporate purposes.

The 2019 Notes will mature on November 15, 2019.  The 2019 Notes will bear interest at the rate of 8 5/8% per year (calculated using a 360-day year) and will be payable semi-annually in cash on May 15 and November 15 of each year, beginning on May 15, 2010.

The 2019 Notes are senior unsecured obligations of the Company which rank equally in right of payment with the Company’s existing and future senior unsecured debt, including the Company’s 7.25% Senior Notes due 2014, and senior in right of payment to all future subordinated indebtedness of the Company.

The 2019 Notes were issued pursuant to an Indenture, dated as of the Closing Date, between the Company and Union Bank, N.A., as trustee (the “Indenture”).

The Company is not required to make mandatory sinking fund payments with respect to the 2019 Notes.

Upon the occurrence of a change of control of the Company, each holder of 2019 Notes will have the right to require the Company to purchase all or any part (equal to $1,000 or an integral multiple thereof, except that no 2019 Note will be purchased in part if the remaining portion thereof would not be at least $2,000) of such holder’s 2019 Notes at a purchase price equal to 101% of the principal amount of such 2019 Notes, plus accrued and unpaid interest on such 2019 Notes, if any.  If the Company or certain of its subsidiaries engage in asset sales, the Company must generally either invest the net cash proceeds from such sales in its business within a period of time, prepay debt under any outstanding credit facility, or make an offer to purchase a principal amount of the 2019 Notes equal to the excess net cash proceeds, with the purchase price equal to 100% of their principal amount, plus accrued and unpaid interest, if any.

The covenants in the Indenture limit the ability of the Company and certain of its subsidiaries to, among other things: (1) incur additional debt or enter into sale and leaseback transactions; (2) pay dividends or distributions on capital stock or repurchase capital stock; (3) issue stock of subsidiaries; (4) make certain investments; (5) create liens on assets to secure debt; (6) enter into transactions with affiliates; (7) merge or consolidate with another company; and (8) transfer and sell assets.  These covenants are subject to a number of limitations and exceptions, as further described in the Indenture.

The foregoing descriptions of the Indenture and the 2019 Notes are qualified by reference in their entireties to copies of such documents or forms of such documents, which are filed with this Current Report on Form 8-K as Exhibit 4.2 and Exhibit 4.3, respectively, and are incorporated in this Item 1.01 by reference.

On the Closing Date and in connection with the Offering, the Company also executed a Registration Rights Agreement among the Company, as issuer, and Deutsche Bank Securities Inc., Calyon Securities (USA) Inc., Morgan Stanley & Co. Incorporated, RBC Capital Markets Corporation, Oppenheimer & Co. Inc. and Janney Montgomery Scott LLC, as the initial purchasers (the “Registration Rights Agreement”), pursuant to which the Company agreed that it will, at its expense, for the benefit of the holders of the 2019 Notes: (1) within 120 days after the Closing Date, file a registration statement on an appropriate registration form (the “Exchange Offer Registration Statement”) with respect to a registered offer (the “Exchange Offer”) to exchange the 2019 Notes for publicly registered notes of the Company (the “Exchange Notes”) which will have terms substantially identical in all material respects to the 2019 Notes  (except that the Exchange Notes will not contain certain terms related to transfer restrictions or additional interest) and (2) cause the Exchange Offer Registration Statement to be declared effective under the Securities Act of 1933 within 210 days after the Closing Date.  Upon the Exchange Offer Registration Statement being declared effective, the Company will offer the Exchange Notes to holders of the 2019 Notes in exchange for surrender of the 2019 Notes.  The Company will keep the Exchange Offer open for not less than 30 days (or longer if required by applicable law) after the date that notice of the Exchange Offer is mailed to such holders.  Under certain circumstances, the Company may be required to file a shelf registration statement to cover resales of the 2019 Notes (the “Shelf Registration Statement”) and use its commercially reasonable efforts to keep effective the Shelf Registration Statement until the earlier of 2 years after the Closing Date or such time as all of the applicable 2019 Notes have been sold thereunder.

If the Company fails to meet certain registration targets identified in the Registration Rights Agreement, then additional interest on the 2019 Notes will be payable.

Section 2 – Financial Information

Item 2.02.                      Results of Operations and Financial Condition

On November 4, 2009, the Company’s parent company, GCI, issued a news release announcing earnings for the three and nine months ended September 30, 2009.  A copy of the news release is attached as Exhibit 99.1.

The information in this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

The earnings release attached as Exhibit 99.1 discloses the non-GAAP financial measure of adjusted EBITDA (Earnings Before Interest, Taxes, Depreciation, Amortization, Share-based Compensation Expense and Non-cash Contribution Adjustment) for the three and nine months ended September 30, 2009 and 2008.  Adjusted EBITDA has been reconciled to the closely related GAAP financial measure, Net Income, within the earnings release.

Adjusted EBITDA is the sum of Net Income, Interest Expense (including Amortization of Deferred Loan Fees), Interest Income, Income Tax Expense, Depreciation and Amortization Expense, Share-based Compensation Expense and Non-Cash Contribution Adjustment.  Adjusted EBITDA is not presented as an alternative measure of net income, operating income or cash flow from operations, as determined in accordance with accounting principles generally accepted in the United States of America.  GCI’s management uses adjusted EBITDA to evaluate the operating performance of its business, and as a measure of performance for incentive compensation purposes.  GCI believes adjusted EBITDA is a measure used as an analytical indicator of income generated to service debt and fund capital expenditures.  In addition, multiples of current or projected adjusted EBITDA are used to estimate current or prospective enterprise value.  Adjusted EBITDA does not give effect to cash used for debt service requirements, and thus does not reflect funds available for investment or other discretionary uses.  Adjusted EBITDA as presented herein may not be comparable to similarly titled measures reported by other companies.

Item 2.03                 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated in this Item 2.03 by reference.

Section 7 – Regulation FD

Item 7.01.  Regulation FD Disclosure

On November 3, 2009, GCI, of which the Company is a wholly-owned subsidiary, issued a news release announcing that the Company had completed the previously announced Offering of 2019 Notes.  The net proceeds of the Offering will be used to retire all outstanding amounts under an existing senior secured credit facility and the remainder will be used for general corporate purposes.  In the same news release, GCI also announced securities ratings upgrades received on the 7.25% Senior Notes due 2014 issued by the Company.

This Form 8-K and the news release attached hereto as Exhibit 99.2 are being furnished to the SEC under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.             Description

4.2                        Indenture dated as of November 3, 2009 between GCI, Inc. and Union Bank,N.A., as trustee

4.3                        Form of 8 5/8% Notes due 2019 (included in Exhibit 4.2)

99.1                      News Release issued by General Communication, Inc. on November 4, 2009.

99.2                      News Release issued by General Communication, Inc. on November 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCI, INC.
(Registrant)

Date: November 4, 2009	By:	/s/ John M. Lowber
Name: John M. Lowber
Title: Secretary, Treasurer and Director
(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.             Description

4.2                        Indenture dated as of November 3, 2009 between GCI, Inc. and Union Bank,N.A., as trustee

4.3                        Form of 8 5/8% Notes due 2019 (included in Exhibit 4.2)

99.1                      News Release issued by General Communication, Inc. on November 4, 2009.

99.2                      News Release issued by General Communication, Inc. on November 3, 2009.